EXHIBIT 10.3

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty”) is dated as of January 24, 2018, by and among SGGH, LLC, a Delaware limited liability company (“SGGH”) and Cosmedicine LLC, a Delaware limited liability company (“Cosmedicine” and SGGH,  collectively, the “Guarantors” and each a “Guarantor”), in favor of 210/Rely Capital, LP, a Texas limited partnership, as DIP agent (in such capacity, “DIP Agent”) for the DIP Lenders (hereinafter defined), the DIP Lenders and each of their respective successors and assigns as permitted pursuant to the DIP Credit Facility (hereinafter defined).

W I T N E S S E T H:

WHEREAS,  the Guarantors are subsidiaries of Real Industry, Inc., a Delaware corporation (the “Borrower”);

WHEREAS,  Borrower is a debtor under that certain bankruptcy Case Number 17-12464-KJC pending in the United States Bankruptcy Court for the District of Delaware.

WHEREAS,  Borrower,  DIP Agent and the lenders from time to time party thereto (collectively, the “DIP Lenders”) have entered into a debtor-in-possession credit facility (as amended, restated, amended and restated, supplemented, restructured or otherwise modified from time to time, the “DIP Credit Facility”; unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the DIP Credit Facility) executed by Borrower and confirmed by the DIP Order;

WHEREAS, in consideration of the DIP Lenders’ agreement to enter into the DIP Credit Facility,  DIP Agent and the DIP Lenders have required, as a condition to the extension of credit under the DIP Credit Facility, that Guarantors execute and deliver this Guaranty;  and

WHEREAS,  Guarantors have determined that they will derive valuable benefits from the extension of credit to be made to Borrower under the DIP Credit Facility and such benefits exceed their anticipated liability hereunder.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, each Guarantor hereby covenants and agrees as follows:

1.Each Guarantor hereby absolutely and unconditionally guarantees the prompt, complete and full payment when due, no matter how such shall become due, of the Obligations. Each Guarantor waives the right to bring any counterclaim in any proceeding or action to enforce the terms of this Guaranty and expressly agrees that such Guarantor shall not assert any defense of any kind of Borrower to enforcement of the Obligations in any such proceeding or action.    Notwithstanding any contrary provision in this Guaranty, however, Guarantor’s maximum liability under this Guaranty is limited, to the extent, if any, required so that its liability is not subject to avoidance under applicable Debtor Relief Laws (as such term is defined in Paragraph 8 hereof).

2.If a  Guarantor is or becomes liable for any indebtedness owing by Borrower to DIP Agent or any DIP Lender by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of DIP Agent and the DIP Lenders hereunder shall be cumulative of any and all other rights that DIP Agent and the DIP Lenders may ever have against such Guarantor.  The exercise by DIP Agent or any DIP Lender of any right or remedy hereunder or under any other instrument, at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

3.Upon an Event of Default by Borrower in payment of all or any part of the Obligations, when such Obligations become due, either by their terms or as the result of the exercise of any power to accelerate, each Guarantor shall, on demand, and without further notice of dishonor and without any notice having been given to such Guarantor previous to such demand of the acceptance by DIP Agent or the DIP Lenders of this Guaranty, and without any notice having been given to such Guarantor previous to such demand of the creating or incurring of such Obligations, pay the amount due thereon to DIP Agent for the ratable account of the DIP Lenders at DIP Agent’s office as set forth in the DIP Credit Facility, and it shall not be necessary for DIP Agent or any DIP Lender, in order to enforce such payment by each Guarantor, first, to institute suit or exhaust its remedies against Borrower or others liable on such Obligations, to have Borrower joined with the Guarantors in any suit brought under this Guaranty or to enforce their rights against any security which shall ever have been given to secure such indebtedness; provided,  however, that in the event DIP Agent and the DIP Lenders elect to enforce and/or exercise any remedies they may possess with respect to any security for the Obligations prior to demanding payment from the Guarantors,  each Guarantor shall nevertheless be obligated hereunder for any and all sums still owing to the DIP Lenders on the Obligations  that is not otherwise repaid or recovered incident to the exercise of such remedies.

4.Except as otherwise provided in this Guaranty, notice to the Guarantors of the acceptance of this Guaranty and of the making, renewing or assignment of the Obligations and each item thereof, are hereby expressly waived by the Guarantors.

5.Each payment on the Obligations shall be deemed to have been made by Borrower unless express written notice is given to DIP Agent at the time of such payment that such payment is made by the Guarantors as specified in such notice.

6.Guarantor agrees that DIP Agent and the DIP Lenders may at any time and from time to time, at their discretion and with or without valuable consideration and subject to the terms of the DIP Loan Documents, allow substitution or withdrawal of collateral or other security and release collateral or other security or compromise or settle any amount due or owing under the DIP Credit Facility or amend or modify in whole or in part the DIP Credit Facility or any DIP Loan Document executed in connection with same without impairing or diminishing the obligations of Guarantor hereunder.  DIP Agent shall give each Guarantor reasonable notice of any action taken under the preceding sentence; provided,  that, failure to give such notice shall not affect the legitimacy or efficacy of any such action.  Each Guarantor further agrees that if Borrower executes in favor of DIP Agent or the DIP Lenders any collateral agreement, mortgage or other security instrument, the exercise by DIP Agent and the DIP Lenders of any right or remedy thereby conferred on DIP Agent and the DIP Lenders shall be wholly discretionary with DIP Agent and the DIP Lenders, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligation of the Guarantors hereunder.  Each Guarantor further agrees that the DIP Agent shall not be liable for any failure to use diligence in the collection of the Obligations or in preserving the liability of any person liable for the Obligations, and each Guarantor hereby waives presentment for payment, notice of nonpayment, protest and notice thereof (including, notice of acceleration), and diligence in bringing suits against any Person liable on the Obligations, or any part thereof.

7.Each Guarantor agrees that DIP Agent and the DIP Lenders, in their sole discretion, may (i) bring suit against all guarantors (including, without limitation, the Guarantors hereunder) of the Obligations jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of such guarantors for such consideration as DIP Agent and the DIP Lenders may deem proper, and (iii) release one or more of such guarantors from liability hereunder, and that no such action shall impair the rights of DIP Agent and the DIP Lenders to collect the Obligations (or the unpaid balance thereof) from other such guarantors of the Obligations, or any of them, not so sued, settled with or released.  DIP Agent shall give each Guarantor reasonable notice of any action taken under the preceding sentence; provided,  that, failure to give such notice shall not affect the legitimacy or efficacy of any such action.    Each Guarantor agrees, however, that nothing contained in this paragraph, and no action by DIP Agent and the DIP Lenders permitted under this paragraph, shall in any way affect or impair the rights or obligations of such guarantors among themselves.

8.(a) (i) SGGH represents and warrants to DIP Agent and the DIP Lenders that SGGH is a  limited liability company duly formed and validly existing under the laws of the State of Delaware; and (ii) Cosmedicine represents and warrants to DIP Agent and the DIP Lenders that Cosmedicine is a limited liability company duly formed and validly existing under the laws of the State of Delaware; and

(b)    Each Guarantor represents and warrants to DIP Agent and the DIP Lenders that such Guarantor possesses all requisite authority and power to authorize, execute, deliver and comply with the terms of this Guaranty; this Guaranty has been duly authorized and approved by all necessary action on the part of such Guarantor and constitutes a valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable Debtor Relief Laws (hereinafter defined); and no approval or consent of any court or governmental entity is required for the authorization, execution, delivery or compliance with this Guaranty which has not been obtained (and copies thereof delivered to DIP Lender).  As used in this Guaranty, the term, “Debtor Relief Laws” means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

9.Each Guarantor covenants and agrees that until the Obligations are paid and performed in full, except as otherwise provided in the DIP Credit Facility or unless DIP Agent and each of the DIP Lenders gives their prior written consent to any deviation therefrom, it will (i) at all times maintain its existence and authority to transact business in any State or jurisdiction where such Guarantor has assets and operations, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Change,  (ii) promptly deliver to DIP Agent such information respecting its business affairs, assets and liabilities as DIP Agent may reasonably request, and (iii) duly and punctually observe and perform all covenants applicable to such Guarantor under the DIP Credit Facility and the other DIP Loan Documents.  The failure of any Guarantor to comply with the terms of this paragraph shall be an Event of Default under the DIP Credit Facility, subject to applicable grace periods therein.

10.This Guaranty is for the benefit of DIP Agent and the DIP Lenders, their successors and assigns, and in the event of an assignment by any of the DIP Lenders (or its successors or assigns) of the Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Obligations so assigned, may be transferred with such Obligations.  This Guaranty is binding upon each Guarantor and its successors and assigns.

11.No modification, consent, amendment or waiver of any provision of this Guaranty, or consent to any departure by a  Guarantor therefrom, shall be effective unless the same shall be in writing and signed by DIP Agent, each DIP Lender and such Guarantor, and then shall be effective only in the specific instance and for the purpose for which given.  No delay or omission by DIP Agent and the DIP Lenders in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder.  All rights and remedies of DIP Agent and the DIP Lenders hereunder are cumulative of each other and of every other right or remedy which DIP Agent and the DIP Lenders may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

12.No provision herein or in any promissory note, instrument or any other DIP Loan Document executed by Borrower or any Guarantor evidencing the Obligations shall require the payment or permit the collection of interest in excess of the Maximum Lawful Rate.  If any excess of interest in such respect is provided for herein or in any such promissory note, instrument, or any other DIP Loan Document, the provisions of this paragraph shall govern, and neither Borrower nor any Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law.  The intention of the parties being to conform strictly to any applicable federal or state usury laws now in force, all promissory notes, instruments and other DIP Loan Documents executed by Borrower or any Guarantor evidencing the Obligations  shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

13.If any Guarantor should breach or fail to perform any provision of this Guaranty,  such Guarantor agrees to pay DIP Agent and the DIP Lenders all costs and expenses (including court costs and reasonable and documented attorneys’ fees) incurred by DIP Agent and the DIP Lenders in the enforcement hereof.

14.(a) The liability of any Guarantor under this Guaranty shall in no manner be impaired, affected or released by the insolvency, bankruptcy, making of an assignment for the benefit of creditors, arrangement, compensation, composition or readjustment of Borrower, or any proceedings affecting the status, existence or assets of Borrower or other similar proceedings instituted by or against Borrower and affecting the assets of Borrower.

(b)  Each Guarantor acknowledges and agrees that any interest on any portion of the Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Obligations if said proceedings had not been commenced) shall be included in the Obligations because it is the intention of such Guarantor,  DIP Agent and the DIP Lenders that the Obligations which are guaranteed by such Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve Borrower of any portion of such Obligations. Each Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay DIP Agent and the DIP Lenders, or allow the claim of DIP Agent and the DIP Lenders in respect of, any such interest accruing after the date on which such proceeding is commenced.

(c)  In the event that all or any portion of the Obligations are paid by the Guarantors, the obligations of the Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from DIP Agent or the DIP Lenders as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Obligations for all purposes under this Guaranty.

15.Each Guarantor understands and agrees that any amounts of such Guarantor on account with DIP Agent or any DIP Lender may be offset to satisfy the obligations of such Guarantor hereunder.

16.Each Guarantor hereby subordinates and makes inferior any and all indebtedness now or at any time hereafter owed by Borrower to such Guarantor to the Obligations evidenced by the DIP Credit Facility and agrees after the occurrence and continuation of an Event of Default under the DIP Credit Facility, or any event which with notice, lapse of time, or both, would constitute a Default under the DIP

Credit Facility, not to permit Borrower to repay, or to accept payment from Borrower of, such indebtedness or any part thereof without the prior written consent of DIP Agent and the DIP Lenders.

17.During the period that any DIP Lender has any commitment to lend under the DIP Loan Documents, or any amount payable under any Note remains unpaid, and throughout any additional preferential period subsequent thereto, each Guarantor hereby waives any and all rights of subrogation to which such Guarantor may otherwise be entitled against Borrower, or any other guarantor of the Obligations, as a result of any payment made by such Guarantor pursuant to this Guaranty.

18.Each Guarantor shall have the right to indefeasibly repay the Obligations  in full on behalf of Borrower.  If any Guarantor indefeasibly repays the Obligations in full (other than contingent indemnification obligations) and the DIP Commitment has terminated, then such Guarantor shall be subrogated to the rights of DIP Agent with respect to claims against or remedies permissible with respect to the Borrower.

19.If any provision of this Guaranty is held to be illegal, invalid, or unenforceable, such provision shall be fully severable; this Guaranty shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom.

20.THIS GUARANTY REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

21.BORROWER, DIP AGENT AND EACH DIP LENDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

22.THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (EXCEPT WHEN LOCAL OR STATE LAW IS REQUIRED FOR PERFECTION OF LIENS). EACH PARTY HERETO, IN EACH CASE FOR ITSELF, ITS SUCCESSORS AND ASSIGNS, HEREBY (A) IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE BANKRUPTCY COURT AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THE GUARANTY AND THE OBLIGATIONS BY SERVICE OF PROCESS AS PROVIDED BY NEW YORK LAW,  (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY AND THE OBLIGATIONS BROUGHT IN SUCH COURT, (C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF THE COURT IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL,

RETURN RECEIPT REQUESTED, POSTAGE PREPAID, AT ITS ADDRESS SET FORTH HEREIN, AND (E) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY HERETO ARISING OUT OF THIS GUARANTY OR THE OBLIGATIONS SHALL BE BROUGHT IN THE BANKRUPTCY COURT. IF (I) THE CHAPTER 11 CASE IS DISMISSED OR (II) THE BANKRUPTCY COURT ABSTAINS FROM HEARING, OR REFUSES TO EXERCISE JURISDICTION OVER, ANY ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY OR IN ANY WAY CONNECTED WITH, OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO OR THERETO, THEN EACH GUARANTOR HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO DIP AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS. EACH PARTY HERETO EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON EACH GUARANTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH GUARANTOR CARE OF BORROWER AT THE ADDRESS SET FORTH IN THE DIP CREDIT FACILITY AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

23.  This Guaranty and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract.    This Guaranty shall become effective when it shall have been executed by DIP Agent and each Guarantor.  Delivery of an executed counterpart of a signature page to this Guaranty by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Guaranty.

[Remainder of Page Intentionally Left Blank;
Signature Page Follows.]

EXECUTED and effective as of the date first above written.

GUARANTORS:

SGGH, LLC, a Delaware limited liability company

By: /s/ Kelly G. Howard

Name: Kelly G. Howard

Title: Vice President and Secretary

COSMEDICINE, LLC, a Delaware limited liability company

By: /s/ Kelly G. Howard

Name: Kelly G. Howard

Title: Vice President and Secretary

Signature Page to

Guaranty Agreement

DIP AGENT:

210/RELY CAPITAL, LP, a Texas limited partnership, as DIP Agent

By: 210/RELY INVESTMENT, LLC, a Texas limited liability company, its general partner

By:/s/ Robert H. Alpert

Robert H. Alpert, Principal

Signature Page to

Guaranty Agreement